UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2005
CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.
(Exact name of registrant specified in charter)

Delaware	000-50505	13-4287300

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Foxborough Blvd., Suite 240
Foxborough, MA 02035
(Address of principal executive offices) (Zip Code)
(508) 549-9981
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-4.1 FORM OF STOCK PURCHASE WARRANT
EX-4.2 REGISTRATION RIGHTS AGREEMENT
EX-10.1 SECURITIES PURCHASE AGREEMENT
EX-99.1 PRESS RELEASE DATED SEPTEMBER 27, 2005

Item 1.01. Entry into a Material Definitive Agreement.
     On September 26, 2005, the Company closed an $11,443,000.40 private placement (the “Private Placement”) of its common stock and warrants. Each investor in the Private Placement purchased shares of Company common stock at $1.20 per share and five-year warrants, exercisable at any time prior to the five year expiration date, to purchase 50% of the common stock purchased by such investor in the Private Placement at a per share exercise price of $1.60 (all investors introduced to the Company by Hunter World Markets, Inc. (“Hunter”) assigned their warrants to Hunter, an aggregate of 2,083,334 warrants) pursuant to the terms of a Securities Purchase Agreement entered into by and among the Company and each of the investors, which is attached hereto as Exhibit 10.1. The warrants, a form of which is attached hereto as Exhibit 4.1, are not redeemable by the Company. The Company agreed to file a registration statement covering the securities sold in the Private Placement within 30 days of the closing of the Private Placement pursuant to the Registration Rights agreement attached hereto as Exhibit 4.2. As partial consideration for services rendered in connection with leading the Private Placement, Hunter was issued 300,000 shares of the Company’s common stock; Rodman & Renshaw LLC and Seven Hills Partners LLC were issued warrants identical to those described above to purchase 93,667 and 190,717 shares of the Company’s common stock, respectively, for services rendered in connection with the Private Placement.
Item 3.02 Unregistered Sales of Equity Securities.
     On September 26, 2005, the Company closed an $11,443,000.40 private placement (the “Private Placement”) of its common stock and warrants. Each investor in the Private Placement purchased shares of Company common stock at $1.20 per share and five-year warrants, exercisable at any time prior to the five year expiration date, to purchase 50% of the common stock purchased by such investor in the Private Placement at a per share exercise price of $1.60 (all investors introduced to the Company by Hunter World Markets, Inc. (“Hunter”) assigned their warrants to Hunter, an aggregate of 2,083,334 warrants) pursuant to the terms of a Securities Purchase Agreement entered into by and among the Company and each of the investors. The warrants are not redeemable by the Company. The Company agreed to file a registration statement covering the securities sold in the Private Placement within 30 days of the closing of the Private Placement pursuant to the Registration Rights agreement. As partial consideration for services rendered in connection with leading the Private Placement, Hunter was issued 300,000 shares of the Company’s common stock; Rodman & Renshaw LLC and Seven Hills Partners LLC were issued warrants identical to those described above to purchase 93,667 and 190,717 shares of the Company’s common stock, respectively, for services rendered in connection with the Private Placement. The shares and warrants were offered and sold to investors in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. Each of the investors qualified as an accredited investor (as defined by Rule 501 under the Securities Act of 1933, as amended). All proceeds from the private placement will be used for general corporate purposes.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits:

Exhibit
Number	Description
4.1	Form of Stock Purchase Warrant

4.2	Registration Rights Agreement dated September 26, 2005

10.1	Securities Purchase Agreement dated September 26, 2005

99.1	Press Release Dated September 27, 2005
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberkinetics Neurotechnology Systems, Inc.

Date: September 28, 2005	By: /s/ Timothy R. Surgenor Timothy R. Surgenor
President and Chief Executive Officer
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Form of Stock Purchase Warrant

4.2	Registration Rights Agreement dated September 26, 2005

10.1	Securities Purchase Agreement dated September 26, 2005

99.1	Press Release Dated September 27, 2005